EXHIBIT 99.9

Office of the United States Trustee

In re:	DEBTOR IN POSSESSION INTERIM STATEMENT
The Kushner-Locke Company			Page 1 of 3

	Statement Number:	65
Chapter 11	For the Period FROM:	3/1/2007
Case No. LA 01-44828-SB (Administratively Consolidated with	TO:	3/31/2007
Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01-
44833-SB through LA 01-44836-SB; and LA 01-44841-SB)

		Collateral	Concentration	City National
CASH ACTIVITY ANALYSIS (Cash Basis Only)		Account	Account	Collection Account

Balance before Statement #1		$268,333.21	$65,956.21

A. Total Receipts per all Prior Interim Statements		$9,881,490.43	$8,479,281.69	$811,523.03

B. Less: Total Disbursements per all Prior Statements		$8,765,014.84	$8,464,297.36	$21,190.52

C. Beginning Balance		$1,384,808.80	$80,940.54	$790,332.51

D. Receipts during Current Period
Description

3/7/2007	Wire Transfer		$40,000.00
3/12/2007	Lifetime	$38,333.33
3/16/2007	Wire Transfer		$75,000.00
3/28/2007	Wire Transfer		$40,000.00
3/29/2007	Starz	$27.13
3/31/2007	interest	$5,789.64
TOTAL RECEIPTS THIS PERIOD		$44,150.10	$155,000.00	—	—

E. Balance Available (C plus D)		$1,428,958.90	$235,940.54	$790,332.51	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 65	Page 2 of 3

F. Less: Disbursements during Current Period:
Date	Check No.	Payee/Purpose
3/2/2007	38724	AT&T		78.60
3/2/2007	38725	AT&T		301.88
3/2/2007		ADP Fees		198.64
3/2/2007	38726	Bonded Services, Inc		6588.60
3/2/2007	38727	USI of Southern California		5000.00
3/6/2007	38728	Global Media Television		16000.00
3/7/2007		Wire Transfer	$40,000.00
3/9/2007		ADP Fees		112.69
3/9/2007	38729	Accurate Express		54.74
3/9/2007	38730	Filmpool		900.00
3/9/2007	38731	USI of Southern California		207.00
3/9/2007	38732	KEREN AMINIA		500.00
3/13/2007	8385	Payroll		1357.46
3/13/2007	8386	Payroll		9480.24
3/13/2007	8387	Payroll		1628.87
3/13/2007	8388	Payroll		2888.18
3/13/2007		ADP Taxes		10481.26
3/15/2007		Service Charge		109.30
3/16/2007		ADP Fees		20.00
3/16/2007		Wire Transfer	$75,000.00
3/16/2007	38733	Analog Voodoo		1980.00
3/16/2007	38734	Arrowhead		50.42
3/16/2007	38735	Department Of Consumer Affairs		200.00
3/16/2007	38736	Federal Express		130.12
3/16/2007	38736	Federal Express		13.76
3/16/2007	38737	KEVIN MARINO		101.24
3/16/2007	38738	Recall		950.48
3/23/2007		ADP Fees		112.69
3/23/2007	38739	Accurate Express		36.23
3/23/2007	38740	Blue Shield of California		387.00
3/23/2007	38742	Federal Express		70.06
3/23/2007	38743	Health Net		4644.70
3/23/2007	38744	Stutman Treister & Glatt		20893.40
3/23/2007	38745	Brandon & Morner-Ritt		12238.85
3/27/2007	8389	Payroll		1357.44
3/27/2007	8390	Payroll		9100.64
3/27/2007	8391	Payroll		1628.85
3/27/2007	8392	Payroll		2888.19
3/27/2007		ADP Taxes		9999.69
3/28/2007		Wire Transfer	$40,000.00
3/30/2007	38746	AT&T		78.60
3/30/2007	38747	AT&T		326.08
3/30/2007		ADP Fees		178.64
3/30/2007	38748	Clumeck, Stern, Schenkelburg& Getzo		1658.00
3/30/2007	38749	New Beginnings Enterprises		4174.95
3/30/2007	38750	FilmPool		2220.00
3/30/2007		Control Agreement Fee			$50.00

TOTAL DISBURSEMENTS THIS PERIOD:			$155,000.00	$131,327.49	$50.00	—

G. Ending Balance (E less F)			$1,273,958.90	$104,613.05	$790,282.51	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 65	Page 3 of 3

H.	(1)	Collateral Account:
		a)	Depository Name and Location:	Chase Bank 1 Chase Manhattan Plaza, New York, NY 10081
		b)	Account Number:	323221556
	(2)	Concentration Account:
		a)	Depository Name and Location:	Comerica Bank 10900 Wilshire Blvd, Los Angeles, CA 90024
		b)	Account Number:	1891935460

I:	Other monies on hand:

The Kushner Locke Company PWI account			$731.10
Bank of Scotland — Pinocchio		936582	£464,709.39	Pound Sterling	Time Deposit
Bank of Scotland — Basil		936582	£230,861.13	Pound Sterling	Time Deposit (KL’ s interest is 50%)
Allied Pinocchio		10747301	$—	Pound Sterling
Edge Entertainment		1891152710	$172.89

I:	Other monies on hand (continued):

Additionally, the Company maintains a minimal amount of Petty Cash (less than $500).

Joint Venture Accounts:
BLT Venture		178-71491-7	$95,381.96
BLT Venture		16-524173-1101	$330.45
KL MDP Sensation		60-066-930	$—
KL\7 Venture		1890-69-6360	$31,646.53
Denial Venture		1890-69-6501	$163,084.53
Cracker LLC		1891-04-1665	$732.79
Swing		323-518095	$13,331.13
I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.

/s/ Alice Neuhauser
Debtor in Possession